UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 17, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



         MINNESOTA                      0-16106                 41-1347235
(State of other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification Number)


                  2950 NE 84TH LANE, BLAINE, MN             55449
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On March 14, 2003, we completed the acquisition of certain assets of Computer System Products, Inc. (CSP) as more fully described in the attached press release referenced in Item 7.


ITEM 7.   EXHIBITS

Exhibit No.      Description
-----------      -----------

99.1             Press Release dated March 17, 2003



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 17, 2003          APA OPTICS, INC.



                                    By  /s/ David R. Peters
                                        --------------------
                                        David R. Peters, Chief Financial
                                        Officer (Principal accounting and
                                        Financial officer) and Authorized
                                        Signatory


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